WHEN RECORDED MAIL TO

 James L. Gregory III, Esq.
 Thacher Proffitt & Wood
 Two World Trade Center
 New York, New York 10048

                                  SPACE ABOVE THIS LINE FOR RECORDER'S USE

                                             This instrument was prepared by:

                                              James L. Gregory III, Esq.
                                              Thacher Proffitt & Wood
                                              Two World Trade Center
                                              New York, New York  10048



                            MULTIFAMILY MORTGAGE,
                ASSIGNMENT OF RENTS AND SECURITY AGREEMENT


      THIS MORTGAGE (herein "Instrument") is made this 1st day of July, 1996, between the Mortgagor/Grantor, ANGELES INCOME PROPERTIES, LTD. II, a California limited partnership, whose address is c/o Insignia Financial Group, Inc., 1 Insignia Financial Plaza, Greenville, South Carolina 29602 (herein "Borrower"), and the Mortgagee, LEHMAN BROTHERS HOLDINGS INC. d/b/a Lehman Capital, A Division of Lehman Brothers Holdings Inc., a corporation organized and existing under the laws of Delaware, whose address is Three World Financial Center, New York, New York 10285 (herein "Lender").

      WHEREAS, Borrower is indebted to Lender in the principal sum of Six Million Three Hundred Thousand Dollars, which indebtedness is evidenced by Borrower's note dated July 1, 1996 (herein "Note"), providing for monthly installments of principal and interest, with the balance of the indebtedness, if not sooner paid, due and payable on September 1, 1996;

      TO SECURE TO LENDER (a) the repayment of the indebtedness evidenced by the Note, with interest thereon, and all renewals, extensions and modifications thereof; (b) the repayment of any future advances, with interest thereon, made by Lender to Borrower pursuant to paragraph 30 hereof (herein "Future Advances"); (c) the payment of all other sums, with interest thereon, advanced in accordance herewith to protect the security of this Instrument; and (d) the performance of the covenants and agreements of Borrower herein contained, Borrower does hereby mortgage, grant, convey and assign to Lender the following described property located in Middlesex County, State of New Jersey:



              See Exhibit A attached hereto and made a part hereof.


      TOGETHER with all buildings, improvements, and tenements now or hereafter erected on the property, and all heretofore or hereafter vacated alleys and streets abutting the property, and all easements, rights, appurtenances, rents, royalties, mineral, oil and gas rights and profits, water, water rights, and water stock appurtenant to the property, and all fixtures, machinery, equipment, engines, boilers, incinerators, building materials, appliances and goods of every nature whatsoever now or hereafter located in, or on, or used, or intended to be used in connection with the property, including, but not limited to, those for the purposes of supplying or distributing heating, cooling, electricity, gas, water, air and light; and all elevators, and related machinery and equipment, fire prevention and extinguishing apparatus, security and access control apparatus, plumbing, bath tubs, water heaters, water closets, sinks, ranges, stoves, refrigerators, dishwashers, disposals, washers, dryers, awnings, storm windows, storm doors, screens, blinds, shades, curtains and curtain rods, mirrors, cabinets, panelling, rugs, attached floor coverings, furniture, pictures, antennas, trees and plants; all of which, including replacements and additions thereto, shall be deemed to be and remain a part of the real property covered by this Instrument; and all of the foregoing, together with said property (or the leasehold estate in the event this Instrument is on a leasehold) are herein referred to as the "Property".

      Borrower covenants that Borrower is lawfully seised of the estate hereby conveyed and has the right to mortgage, grant, convey and assign the Property (and, if this Instrument is on a leasehold, that the ground lease is in full force and effect without modification except as noted above and without default on the part of either lessor or lessee thereunder), that the Property is unencumbered, and that Borrower will warrant and defend generally the title to the Property against all claims and demands, subject to any easements and restrictions listed in a schedule of exceptions to coverage in any title insurance policy insuring Lender's interest in the Property.

Non-Uniform Covenants. Borrower and Lender further covenant and agree as follows:

27.   ACCELERATION; REMEDIES.  Upon either:

            (a) any failure by Borrower to timely make any payment of principal, interest or other sums secured by this Instrument before the expiration of any applicable grace period; or

            (b) any failure by Borrower to observe or perform any other covenant or agreement contained in this Instrument, which failure is not cured within thirty (30) calendar days after notice by Lender to Borrower of such failure, then Lender at Lender's option may declare all of the sums secured by this Instrument to be immediately due and payable without further demand and may foreclose this Instrument by judicial proceeding and may invoke any other remedies permitted by applicable law or provided herein. Lender shall be entitled to collect all costs and expenses incurred in pursuing such remedies, including, but not limited to, attorney's fees, costs of documentary evidence, abstracts and title reports.

28. RELEASE. Upon payment of all sums secured by this Instrument, Lender shall cancel this Instrument. Borrower shall pay Lender's reasonable costs incurred in cancelling this Instrument.

29. NO CLAIM OF CREDIT FOR TAXES. Borrower will not make or claim credit on or deduction from the principal or interest on the sums secured by this Instrument by reason of any municipal or governmental taxes, assessments or charges assessed upon the Property, nor claim any deduction from the taxable value of the Property by reason of this Instrument.

30. FUTURE ADVANCES. Upon request of Borrower, Lender, at Lender's option so long as this Instrument secures indebtedness held by Lender, may make Future Advances to Borrower. Such Future Advances, with interest thereon, shall be secured by this Instrument when evidenced by promissory notes stating that said notes are secured hereby. At no time shall Future Advances secured by this Instrument, not including sums advanced in accordance herewith to protect the security of this Instrument, exceed US $6,300,000.00, nor shall such Future Advances plus the unpaid principal balance of the Note exceed the original principal amount of the Note (US $630,000.00).

      IN WITNESS WHEREOF, Borrower has executed this Instrument or has caused the same to be executed by its representatives thereunto duly authorized.


                              ANGELES INCOME PROPERTIES, LTD. II, a California limited partnership

                              By: Angeles Realty Corporation II, a California corporation, its general partner

                                    By:    /s/ Robert D. Long, Jr.
                                          Name:Robert D. Long, Jr.
                                          Title:Vice-President/CAO





                            CORPORATE ACKNOWLEDGEMENT


State SC

County  Greenville

      I CERTIFY that on July 1, 1996,  Robert D. Long, Jr.   personally came
before me and this person acknowledged under oath to my satisfaction that this person signed, sealed and delivered the attached document as VP/CAO of Angeles Realty Corporation II, a California corporation, the corporation named in this document; and this document was signed, and made by the corporation as its voluntary act and deed by virtue of authority from its Board of Directors, as general partner of Angeles Income Properties, Ltd. II, a California limited partnership, on behalf of said limited partnership.


                                          /s/ Antoinette M. Wolf
                                          Printed Name Antoinette M. Wolf
                                          NOTARY PUBLIC, State of  SC
            [NOTARIAL SEAL]               Commission No.:
                                          My commission expires:  2/25/2004